UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2026

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41905	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 19, 2026, Cassava Sciences, Inc. (the “Company” or “Cassava”) issued a press release related to the matters described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On February 19, 2026, Cassava announced that the U.S. Department of Justice Fraud Section (“DOJ”) informed the Company that it has closed the previously-disclosed inquiry into the Company regarding allegations of research misconduct as described in the indictment in United States v. Wang, 8:24-cr-000211-TDC (D. Md.), which was dismissed with prejudice by DOJ on October 23, 2025.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Cassava Sciences, Inc., dated February 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.
a Delaware corporation

Date: February 19, 2026	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer